Fund/Ticker

Fidelity Large Cap Growth Enhanced Index Fund/FLGEX

Summary Prospectus

April 29, 2013

As Revised October 1, 2013

Fund Summary

Fund:
Fidelity® Large Cap Growth Enhanced Index Fund

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual fund operating expenses	0.45%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 46
3 years	$ 144
5 years	$ 252
10 years	$ 567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 87% of the average value of its portfolio.

Summary Prospectus

Principal Investment Strategies

  Normally investing at least 80% of assets in common stocks included in the Russell 1000® Growth Index, which is a market capitalization-weighted index of companies with large market capitalizations.
  Generally using computer-aided, quantitative analysis of historical valuation, growth, profitability, and other factors to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the Russell 1000® Growth Index.
  Investing in domestic and foreign issuers.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market and different types of securities can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Indexes section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Summary Prospectus

Fund Summary - continued

Year-by-Year Returns

Calendar Years	2008	2009	2010	2011	2012
	-37.03%	35.07%	13.98%	4.43%	13.42%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.42%	June 30, 2009
Lowest Quarter Return	-21.35%	December 31, 2008
Year-to-Date Return	10.37%	March 31, 2013

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fundA
Fidelity Large Cap Growth Enhanced Index Fund
Return Before Taxes	13.42%	2.80%	3.05%
Return After Taxes on Distributions	13.16%	2.61%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	9.07%	2.37%	2.59%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.26%	3.12%	3.86%

A From April 19, 2007.

Investment Advisers

Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the fund.

Portfolio Manager(s)

James Francis (portfolio manager) has managed the fund since October 2011.

Lou Bottari (portfolio manager) has managed the fund since January 2009.

Summary Prospectus

Maximilian Kaufmann (portfolio manager) has managed the fund since December 2009.

Patrick Waddell (portfolio manager) has managed the fund since April 2007.

Peter Matthew (assistant portfolio manager) has managed the fund since August 2012.

Purchase and Sale of Shares

You may buy or sell shares of the fund through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, Strategic Advisers, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with Strategic Advisers or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2013 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.925686.106 GEI-SUM-0413-01